UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2003

EXULT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30035	33-0831076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Innovation Drive, Suite 200
Irvine, CA 92612
(Address of Principal Executive Offices)

(949) 856-8800
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address of Principal Executive Offices, if Changed Since
Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
Exhibit Index
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events and Required FD Disclosure.

     The following information and the exhibits relating thereto are furnished pursuant to Item 5 of this Current Report on Form 8-K.

     Private Placement. On September 23, 2003, Exult, Inc. (the “Company”) issued a press release announcing its intention to commence a private placement of $100 million principal amount of convertible senior notes. A copy of the press release is attached hereto as Exhibit 99.1.

     Pricing of Private Placement. On September 24, 2003, the Company issued a press release announcing the pricing terms of the private placement of $100 million principal amount of convertible senior notes. A copy of the press release is attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits. The following exhibits 99.1 and 99.2 are furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Exult, Inc. dated September 23, 2003.
99.2	Press release of Exult, Inc. dated September 24, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2003
EXULT, INC.

	By:	/s/ BRIAN W. COPPLE
	Name:	Brian W. Copple
	Title:	Vice President

Exhibit Index

Exhibit No.	Description

99.1	Press release of Exult, Inc. dated September 23, 2003.
99.2	Press release of Exult, Inc. dated September 24, 2003.